UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025 (October 15, 2025)

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Empery Digital Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EMPD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Asset Purchase Agreement

On October 15, 2025, Empery Digital Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Venom EV, LLC, a Wisconsin limited liability company (the “Venom”) pursuant to which the Company agreed to transfer to Venom the right, title and interests in certain intellectual property assets (the “Company IP”) relating to the Company’s power sports business in exchange for the issuance by Venom to the Company of 10% of the shares of common stock of Venom on a fully diluted and non-dilutable basis. The Company IP transferred to Venom includes certain trademarks, patents, vehicle designs, manufacturing information, marketing assets and sales assets relating the Company’s power sports business, including the trademarks to the name “Volcon” and the rights to social media accounts associated therewith.

The issuance of shares of common stock of Venom will occur upon the conversion of Venom into a Delaware corporation. If such conversion does not occur within six months of the date of the Purchase Agreement, the Company will have the option to repurchase the Company IP for nominal consideration. The Purchase Agreement also provides the Company with the right to appoint one director to Venom’s board of directors for a period of five years following closing under the Purchase Agreement.

The Company and Venom have made customary representations and warranties and have agreed to certain customary covenants, including confidentiality and indemnification. The Purchase Agreement also contains certain customary representations, warranties and other agreements by the Company and Venom, respectively, and the closing of the transactions contemplated thereby are subject to certain customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement is incorporated by reference into this Item 2.01.

Item 8.01 Other Information.

On October 16, 2025, the Company issued a press release announcing its execution of the Purchase Agreement and certain updates to the Company’s power sports business.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Asset Purchase Agreement, dated October 15, 2025, between the Company and Venom EV, LLC
99.1	Press Release, dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empery Digital Inc.
(Registrant)

Date: October 16, 2025	/s/ Greg Endo
Greg Endo Chief Financial Officer

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